UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021.

3D PIONEER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56089	46-2276094
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Level 1, 220 Albert Road

South Melbourne, VIC 3205 Australia

+61 408 002 099

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	DPSM	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2021, Shilow Shaffier resigned as Chief Executive Officer, President and Chief Financial Officer of Rayont, Inc. (the “Company”). Also, on May 12, 2021 in the best interests of the Company, the Board appointed Patrick St-Pierre to be President, Chief Executive Officer and Chief Financial Officer of the Company. The Board thanks Mr. Shaffier for all of his past hard work on behalf of the Company as its CEO, President and CFO.

Patrick St-Pierre – President, CEO and CFO

Patrick St-Pierre holds a Master of Business Administration from University of Northern British Columbia. Patrick’s extensive experience includes acting CEO and Board Director at Selling Streams, a tech company based in Vancouver who produced a Salesforce CRM. During his time at Selling Streams, Patrick was a major influence in the company’s growth and developing a product of significant value to potential and current shareholders.

Patrick’s earlier experience includes working as a Business Analyst with First Global Energy, a global company based in Dubai that markets solar photovoltaic products and systems to residential, commercial, and industrial consumers. At First Global Energy, Patrick offered strategic advice while assisting the CEO in day-to-day operations.

Item 7.01 Regulation FD Disclosure

On May 12, 2021, 3D Pioneer Systems, Inc. issued a press release announcing the appointment of Patrick St-Pierre as its new President/CEO and CFO. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	3D Pioneer Systems Inc appoints Mr. Patrick St-Pierre as President, CEO and CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D PIONEER SYSTEMS, INC.

Dated: May 17, 2021	By:	/s/ Patrick St-Pierre
Patrick St-Pierre
CEO and President